UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2008

Boyd Gaming Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-12882	88-0242733
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada    89169
(Address of principal executive offices including zip code)

(702) 792-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2008, Luther W. Mack, Jr. tendered his resignation from the Board of Directors of Boyd Gaming Corporation (the "Company"), effective July 10, 2008.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2008, the Board of Directors of the Company approved an amendment and restatement (collectively, the "Amendment") of the Company's bylaws, effective as of the same date. The Amendment provides, among other things, that:

    stockholders owning not less than 66 2/3% of the entire capital stock of the Company that is issued, outstanding and entitled to vote may cause a special meeting of stockholders to be called;
    at a meeting of stockholders, the holders of a majority of the shares of the Company's capital stock that is issued, outstanding and entitled to vote, whether present in person or by proxy (regardless of whether the proxy has authority to vote on each matter at the meeting), constitutes a quorum at the meeting except when stockholders are required to vote by class, in which event a majority of the issued and outstanding shares of the appropriate class, whether present in person or by proxy (regardless of whether the proxy has authority to vote on each matter at the meeting), constitutes a quorum at the meeting;
    when a quorum is present at any meeting of stockholders, an action by the stockholders is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action unless a different vote is required pursuant to the articles of incorporation or bylaws of the Company or applicable law; and
    the Company's bylaws may be altered, amended or repealed at any regular meeting of the stockholders (or at any special meeting thereof duly called for such purpose) by the affirmative vote of holders of at least 66 2/3% of the entire capital stock of the Company that is issued, outstanding and entitled to vote.

The Amendment also included, among other things, clarifications regarding the ability of stockholders to grant proxies by electronic transmission, expanded provisions regarding permitted methods of notice to directors and stockholders, and certain other revisions to the Company's bylaws.

The foregoing description of the Amendment is qualified in its entirety by reference to the complete text of the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
3.1	Amended and Restated Bylaws

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2008	Boyd Gaming Corporation

/s/ Josh Hirsberg Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
3.1	Amended and Restated Bylaws Also provided in PDF format as a courtesy.